                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2002
                                                         -----------------

                       CHASE MORTGAGE FINANCE CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


               Delaware             333-99451                 52-1495132
------------------------------- -------------------- ---------------------------
            (State or other        (Commission               (IRS Employer
            jurisdiction of        File Number)           Identification No.)
            incorporation)


                       343 Thornall Street,
                          Edison, NJ                            08837
----------------------------------------------------    ------------------------
         (Address of principal executive offices)             Zip Code



           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
         (Former name and former address, if changed since last report)


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ITEM 2.  Acquisition or Disposition of Assets: General.

         On December 23, 2002, Chase Mortgage Finance Corporation issued its Multi-Class Mortgage Pass-Through Certificates, Series 2002-S8, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated December 19, 2002, as supplemented by the prospectus supplement dated December 19, 2002 (together, the "Prospectus").

         The Class A Certificates consist of the Class IA-1 Certificates, the Class IA-P Certificates, the Class IA-X Certificates, the Class IIA-1 Certificates, the Class IIA-P Certificates, the Class IIA-X Certificates and the Class A-R Certificate. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

         The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.



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ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

Item 601(a)                                Description
of Regulation S-K                          -----------
Exhibit No.                                Pooling and Servicing Agreement among
-----------                                Chase Mortgage Finance Corporation,
    4                                      Chase Manhattan Mortgage Corporation
                                           and Citibank, N.A., as trustee, dated
                                           as of December 1, 2002, for
                                           Multi-Class Mortgage Pass-Through
                                           Certificates, Series 2002-S8
























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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION

Date: January 7, 2003


                                                     By: /s/ Michael P. Crilley
                                                         ----------------------
                                                     Name:  Michael P. Crilley
                                                     Title: Vice President





















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                                INDEX TO EXHIBITS

Exhibit No.                   Description
-----------                   -----------

   4 Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, Chase Manhattan Mortgage Corporation and Citibank, N.A., as trustee, dated as of December 1, 2002, for Multi-Class Mortgage Pass-Through Certificates, Series 2002-S8